FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD THIRD QUARTER RESULTS

Third Quarter Earnings per Share From Continuing Operations of $1.03

U.K. Business Posts Record Results and Remains Strong

Third Quarter 2016	Nine Months 2016
Revenue Increases 3.9% to $5.2 Billion, Excluding Foreign Exchange Increases 9.7%	Revenue Increases 6.0% to $15.2 Billion, Excluding Foreign Exchange Increases 9.6%
Same-Store Retail Revenue Decreases 2.0%, Excluding Foreign Exchange Increases 4.1%	Same-Store Retail Revenue Increases 0.1%, Excluding Foreign Exchange Increases 3.8%
Income from Continuing Operations Attributable to Common Shareholders Increases 1% to $87.4 Million, Excluding Foreign Exchange Increases 8.0%	Income from Continuing Operations Attributable to Common Shareholders Increases 1.8% to $261.4 Million, Excluding Foreign Exchange Increases 6.1%
Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 7.3% to $1.03, Excluding Foreign Exchange Increases 14.6%	Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 6.3% to $3.03, Excluding Foreign Exchange Increases 10.9%
EBITDA Increases 6.8% to $176.7 Million	EBITDA Increases 5.4% to $521.8 Million

BLOOMFIELD HILLS, MI, October 26, 2016 – Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, announced today record third quarter and nine-month results. For the three months ended September 30, 2016, income from continuing operations attributable to common shareholders increased 1% to $87.4 million, and related earnings per share increased 7.3% to $1.03, when compared to the same period last year. Total automotive retail units increased 5.8% and total revenue increased 3.9% to $5.2 billion. Excluding foreign exchange, total revenue increased 9.7%. Same-store retail revenue declined 2.0%. Excluding foreign exchange, same-store retail revenue increased 4.1%. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.07 for the three months ended September 30, 2016.

Commenting on the company’s results, Penske Automotive Group Chairman Roger S. Penske said, “Our business continued to perform well in the third quarter, producing another quarter of record results despite the translation effects from foreign currency headwinds. I was particularly pleased to see new and used gross profit per unit increase in the U.S. by $52 and $179, respectively. Further, the Brexit vote in the U.K. did not impact the company’s performance in the third quarter as our business remained strong, generating a 6.9% increase in their same-store unit volume.”

Automotive Retail Highlights of the Third Quarter

Retail Unit Sales +5.8% to 118,522

New unit retail sales +8.1%
Used unit retail sales +2.9%

Same-Store Retail Unit Sales -0.3% to 109,110

New unit retail sales +0.4%
Used unit retail sales -1.1%

Same-Store Retail Revenue -2.0%,

New -2.9%; Used -2.1%; Finance & Insurance +2.3%; Service and Parts +1.8%
Excluding f/x, New+ 2.7%; Used +5.5%; Finance & Insurance +8.5%; Service and Parts +6.2%

Average Gross Profit Per Unit

New $2,691, -$225/unit; Gross Margin 7.3%, -20 basis points

Excluding f/x $2,858, -$58/unit; Gross Margin 7.3%, -20 basis points

Used $1,592, -$60/unit; Gross Margin 5.8%, -20 basis points

Excluding f/x $1,692, +$40/unit; Gross Margin 5.7%, -30 basis points

Finance & Insurance $1,088, -$10/unit

Excluding f/x $1,156, +$58/unit

Note: f/x = foreign exchange

For the nine months ended September 30, 2016, total revenue increased 6.0% to $15.2 billion. Excluding foreign exchange, total revenue increased 9.6% to $15.7 billion. Total automotive retail unit volume increased 7.2%, including 0.1% on a same-store basis. Income from continuing operations attributable to common shareholders increased 1.8% to $261.4 million and related earnings per share increased 6.3% to $3.03 when compared to the same period last year. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.13.

Retail Commercial Truck Operations

The company operates nineteen locations, including fourteen full-service dealerships, under the “Premier Truck Group” brand name, offering primarily the Freightliner and Western Star brands. For the three months and nine months ended September 30, 2016, Premier Truck Group retailed 1,894 and 5,548 units, generated $266.1 million and $782.3 million of revenue, and $38.2 million and $109.7 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/parts sales. Service and parts gross profit represents approximately 78.5% and 78.1% of total Premier Truck Group gross profit for the three and nine months ended September 30, 2016, respectively.

Acquisitions

As previously announced, in October 2016, the company expanded its presence in the strategic northern Italy market of Bologna with the acquisition of six franchises (Porsche [3], Audi, Land Rover and Volvo), which are expected to generate approximately $200 million in revenue on an annualized basis. Further, in July 2016, the company acquired twelve franchises (VW (7), Audi, BMW, MINI, SEAT, Skoda) in the U.K. which are expected to generate approximately $250 million in revenue on an annualized basis.

Also, as previously announced, in July 2016, the company acquired an additional 14.4% interest in Penske Truck Leasing Co., L.P. (“PTL”), from subsidiaries of GE Capital Global Holdings, LLC and now holds a 23.4% ownership interest and will continue to account for the ownership interest using the equity method of accounting. By acquiring the additional interest in PTL, the company expects to realize accretion to earnings per share and additional cash flow from cash tax savings and the annual cash distributions PTL provides to its partners. We estimate the transaction will provide at least $0.25 per share in earnings accretion on an annualized basis as well as significant cash tax savings heavily weighted to the first few years of the investment.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the third quarter of 2016 on Wednesday, October 26, 2016, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230-1059 — [International, please dial (612) 234-9959]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2016 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 23,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales and earnings accretion potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2015, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2810 jcarlson@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
Revenue	$5,152.0	$4,960.1	3.9%	$15,230.7	$14,363.6	6.0%
Cost of Sales	4,407.8	4,230.9	4.2%	12,991.4	12,213.2	6.4%

Gross Profit	744.2	729.2	2.1%	2,239.3	2,150.4	4.1%
SG&A Expenses	581.2	563.4	3.2%	1,722.8	1,652.3	4.3%
Depreciation	21.5	19.8	8.6%	66.8	57.7	15.8%

Operating Income	$141.5	$146.0	(3.1%)	$449.7	$440.4	2.1%
Floor Plan Interest Expense	(11.9)	(11.4)	4.4%	(37.8)	(32.7)	15.6%
Other Interest Expense	(25.1)	(16.3)	54.0%	(61.8)	(49.0)	26.1%
Equity in Earnings of Affiliates	25.6	11.0	132.7%	43.1	29.7	45.1%

Income from Continuing Operations Before Income Taxes	$130.1	$129.3	0.6%	$393.2	$388.4	1.2%
Income Taxes	(41.7)	(41.7)	—	(128.4)	(128.2)	0.2%

Income from Continuing Operations	$88.4	$87.6	0.9%	$264.8	$260.2	1.8%
Income/(Loss) from Discontinued Operations, net of tax	0.1	(0.1)	nm	(1.1)	(1.1)	—

Net Income	$88.5	$87.5	1.1%	$263.7	$259.1	1.8%
Less: Income Attributable to Non-Controlling Interests	1.0	0.9	11.1%	3.4	3.3	3.0%

Net Income Attributable to Common Shareholders	$87.5	$86.6	1.0%	$260.3	$255.8	1.8%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$88.4	$87.6	0.9%	$264.8	$260.2	1.8%
Less: Income Attributable to Non-Controlling Interests	1.0	0.9	11.1%	3.4	3.3	3.0%

Income from Continuing Operations, net of tax	$87.4	$86.7	0.8%	$261.4	$256.9	1.8%
Income/(Loss) from Discontinued Operations, net of tax	0.1	(0.1)	nm	(1.1)	(1.1)	—

Net Income Attributable to Common Shareholders	$87.5	$86.6	1.0%	$260.3	$255.8	1.8%

Income from Continuing Operations Per Share	$1.03	$0.96	7.3%	$3.03	$2.85	6.3%

Income Per Share	$1.03	$0.96	7.3%	$3.02	$2.84	6.3%

Weighted Average Shares Outstanding	85.2	90.1	(5.4%)	86.3	90.2	(4.3%)

nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	September 30,	December 31,
	2016	2015
Assets:
Cash and Cash Equivalents	$89.4	$62.4
Accounts Receivable, Net	853.9	782.3
Inventories	3,279.7	3,463.5
Other Current Assets	105.3	85.6
Assets Held for Sale	7.5	12.7

Total Current Assets	4,335.8	4,406.5
Property and Equipment, Net	1,587.8	1,520.1
Intangibles	1,725.2	1,731.2
Other Long-Term Assets	910.6	355.6

Total Assets	$8,559.4	$8,013.4

Liabilities and Equity:
Floor Plan Notes Payable	$2,073.2	$2,247.2
Floor Plan Notes Payable – Non-Trade	1,145.1	1,132.4
Accounts Payable	506.1	493.8
Accrued Expenses	389.2	378.1
Current Portion Long-Term Debt	44.1	28.0
Liabilities Held for Sale	5.1	6.2

Total Current Liabilities	4,162.8	4,285.7
Long-Term Debt	1,833.5	1,247.0
Other Long-Term Liabilities	774.4	645.8

Total Liabilities	6,770.7	6,178.5
Equity	1,788.7	1,834.9

Total Liabilities and Equity	$8,559.4	$8,013.4

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Geographic Revenue Mix:
North America	60%	61%	59%	61%
U.K.	33%	34%	34%	34%
Other International	7%	5%	7%	5%

Total	100%	100%	100%	100%

Revenue: (Amounts in Millions)
Retail Automotive	$4,772.1	$4,585.8	$14,121.8	$13,327.5
Retail Commercial Trucks	266.1	268.5	782.3	703.1
Commercial Vehicles Australia/Power Systems and Other	113.8	105.8	326.6	333.0

Total	$5,152.0	$4,960.1	$15,230.7	$14,363.6

Gross Profit: (Amounts in Millions)
Retail Automotive	$674.7	$662.4	$2,041.7	$1,954.3
Retail Commercial Trucks	38.2	40.0	109.7	111.1
Commercial Vehicles Australia/Power Systems and Other	31.3	26.8	87.9	85.0

Total	$744.2	$729.2	$2,239.3	$2,150.4

Gross Margin:
Retail Automotive	14.1%	14.4%	14.5%	14.7%
Retail Commercial Trucks	14.4%	14.9%	14.0%	15.8%
Commercial Vehicles Australia/Power Systems and Other	27.5%	25.3%	26.9%	25.5%

Total	14.4%	14.7%	14.7%	15.0%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	14.4%	14.7%	-30 bps	14.7%	15.0%	-30 bps
Selling, General and Administrative Expenses	11.3%	11.4%	-10 bps	11.3%	11.5%	-20 bps
Operating Income	2.7%	2.9%	-20 bps	3.0%	3.1%	-10 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.5%	2.6%	-10 bps	2.6%	2.7%	-10 bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	78.1%	77.3%	+80 bps	76.9%	76.8%	+10 bps
Operating Income	19.0%	20.0%	-100 bps	20.1%	20.5%	-40 bps

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	Increase/ (Decrease)	2016	2015	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$176.7	$165.4	6.8%	$521.8	$495.1	5.4%
Floorplan Credits	$10.2	$8.8	15.9%	$29.3	$23.8	23.1%
Rent Expense	$50.9	$50.6	0.6%	$154.3	$149.9	2.9%

*	See the following Non-GAAP reconciliation table.

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Retail Automotive Units:
New Retail	65,986	61,041	186,909	173,160
Used Retail	52,536	51,031	158,213	148,718

Total	118,522	112,072	345,122	321,878

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,449.2	$2,382.7	$7,178.4	$6,870.5
Used Vehicles	1,440.3	1,394.8	4,331.5	4,060.7
Finance and Insurance, Net	129.0	123.1	373.1	356.1
Service and Parts	492.2	463.3	1,466.5	1,357.8
Fleet and Wholesale	261.4	221.9	772.3	682.4

Total Revenue	$4,772.1	$4,585.8	$14,121.8	$13,327.5

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$177.6	$178.0	$546.2	$522.7
Used Vehicles	83.7	84.3	257.8	257.6
Finance and Insurance, Net	129.0	123.1	373.1	356.1
Service and Parts	280.9	275.2	851.0	810.3
Fleet and Wholesale	3.5	1.8	13.6	7.6

Total Gross Profit	$674.7	$662.4	$2,041.7	$1,954.3

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$37,117	$39,034	$38,406	$39,677
Used Vehicles	27,415	27,332	27,377	27,304
Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,691	$2,916	$2,922	$3,019
Used Vehicles	1,592	1,652	1,629	1,732
Finance & Insurance	1,088	1,098	1,081	1,106

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Retail Automotive Revenue Mix Percentages:
New Vehicles	51.3%	52.0%	50.8%	51.6%
Used Vehicles	30.2%	30.4%	30.7%	30.5%
Finance and Insurance, Net	2.7%	2.7%	2.6%	2.7%
Service and Parts	10.3%	10.1%	10.4%	10.2%
Fleet and Wholesale	5.5%	4.8%	5.5%	5.0%

Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.3%	26.9%	26.8%	26.7%
Used Vehicles	12.4%	12.7%	12.6%	13.2%
Finance and Insurance, Net	19.1%	18.6%	18.3%	18.2%
Service and Parts	41.6%	41.5%	41.7%	41.5%
Fleet and Wholesale	0.6%	0.3%	0.6%	0.4%

Total	100.0%	100.0%	100.0%	100.0%

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
Retail Automotive Gross Margin:
New Vehicles	7.3%	7.5%	-20 bps	7.6%	7.6%	—
Used Vehicles	5.8%	6.0%	-20 bps	6.0%	6.3%	-30 bps
Service and Parts	57.1%	59.4%	-230 bps	58.0%	59.7%	-170 bps
Fleet and Wholesale	1.3%	0.8%	50 bps	1.8%	1.1%	70 bps

Total Gross Margin	14.1%	14.4%	-30 bps	14.5%	14.7%	-20 bps

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	25%	26%	25%	26%
Audi	14%	13%	14%	13%
Mercedes-Benz	10%	10%	10%	10%
Land Rover	6%	6%	6%	6%
Porsche	5%	5%	5%	5%
Lexus	3%	4%	4%	4%
Ferrari / Maserati	3%	3%	3%	3%
Acura	1%	1%	1%	2%
Bentley	1%	1%	1%	1%
Others	3%	2%	3%	2%

Total Premium	71%	71%	72%	72%
Volume Non-U.S.:
Toyota	11%	12%	11%	12%
Honda	7%	7%	7%	7%
Volkswagen	4%	3%	3%	2%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%

Total Volume Non-U.S.	25%	25%	24%	24%
U.S.:
General Motors / Chrysler / Ford	4%	4%	4%	4%

Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	60%	60%	59%	60%
U.K.	35%	37%	36%	37%
Other International	5%	3%	5%	3%

Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	64%	63%	63%	64%
U.K.	32%	34%	32%	34%
Other International	4%	3%	5%	2%

Total	100%	100%	100%	100%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Retail Automotive Same-Store Units:
New Retail	60,140	59,880	173,182	171,573
Used Retail	48,970	49,504	145,744	146,974

Total	109,110	109,384	318,926	318,547

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,292.0	$2,361.5	$6,772.4	$6,819.5
Used Vehicles	1,337.6	1,366.2	4,038.6	4,024.8
Finance and Insurance, Net	125.8	123.0	366.3	354.9
Service and Parts	464.3	456.1	1,384.2	1,345.1
Fleet and Wholesale	237.1	221.5	735.6	678.9

Total Revenue	$4,456.8	$4,528.3	$13,297.1	$13,223.2

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$161.4	$174.9	$497.6	$516.4
Used Vehicles	80.0	83.6	243.8	256.3
Finance and Insurance, Net	125.8	123.0	366.3	354.9
Service and Parts	268.5	273.0	812.0	805.4
Fleet and Wholesale	2.6	1.7	12.4	7.8

Total Gross Profit	$638.3	$656.2	$1,932.1	$1,940.8

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$38,111	$39,437	$39,106	$39,747
Used Vehicles	27,314	27,597	27,711	27,384
Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,684	$2,921	$2,873	$3,010
Used Vehicles	1,634	1,688	1,673	1,744
Finance & Insurance	1,152	1,124	1,148	1,114

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Retail Commercial Truck Units:
New Retail	1,668	1,712	4,777	4,242
Used Retail	226	286	771	880

Total	1,894	1,998	5,548	5,122

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$168.8	$169.8	$497.5	$418.3
Used Vehicles	11.3	15.3	38.6	46.8
Finance and Insurance, Net	1.8	2.1	5.5	5.0
Service and Parts	81.5	77.9	232.2	216.0
Lease, Rental & Wholesale	2.7	3.4	8.5	17.0

Total Revenue	$266.1	$268.5	$782.3	$703.1

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$6.2	$7.9	$18.7	$19.7
Used Vehicles	(0.3)	1.4	(1.3)	4.7
Finance and Insurance, Net	1.8	2.1	5.5	5.0
Service and Parts	30.0	28.2	85.7	79.3
Lease, Rental & Wholesale	0.5	0.4	1.1	2.4

Total Gross Profit	$38.2	$40.0	$109.7	$111.1

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$101,202	$99,208	$104,145	$98,626
Used Vehicles	49,999	53,420	49,991	53,167
Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$3,699	$4,600	$3,905	$4,638
Used Vehicles	(1,431)	4,986	(1,681)	5,448
Finance & Insurance	965	1,027	992	978

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Retail Commercial Truck Same-Store Units:
New Retail	1,322	1,712	1,989	2,735
Used Retail	218	286	673	829

Total	1,540	1,998	2,662	3,564

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$133.5	$169.8	$225.9	$292.9
Used Vehicles	10.9	15.3	33.6	44.3
Finance and Insurance, Net	1.6	2.1	4.4	4.7
Service and Parts	72.0	77.9	162.7	168.1
Lease, Rental & Wholesale	2.7	3.4	6.8	14.2

Total Revenue	$220.7	$268.5	$433.4	$524.2

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$5.2	$7.9	$10.3	$15.9
Used Vehicles	(0.4)	1.4	(0.9)	4.6
Finance and Insurance, Net	1.6	2.1	4.4	4.7
Service and Parts	27.0	28.2	66.1	66.4
Lease, Rental & Wholesale	0.7	0.4	0.8	2.0

Total Gross Profit	$34.1	$40.0	$80.7	$93.6

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$100,976	$99,208	$113,598	$107,086
Used Vehicles	50,128	53,420	49,896	53,487
Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,924	$4,600	$5,160	$5,830
Used Vehicles	(1,665)	4,986	(1,345)	5,537
Finance & Insurance	1,050	1,027	1,661	1,318

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Increase/			Increase/
	2016	2015	(Decrease)	2016	2015	(Decrease)
(Amounts in Millions)
Net Income	$88.5	$87.5	1.1%	$263.7	$259.1	1.8%
Add: Depreciation	21.5	19.8	8.6%	66.8	57.7	15.8%
Other Interest Expense	25.1	16.3	54.0%	61.8	49.0	26.1%
Income Taxes	41.7	41.7	—	128.4	128.2	0.2%
(Income)/Loss from Discontinued Operations, net of tax	(0.1)	0.1	nm	1.1	1.1	—

EBITDA	$176.7	$165.4	6.8%	$521.8	$495.1	5.4%

nm – not meaningful